Exhibit 10.19.1

Execution Version

AMENDED AND RESTATED GUARANTY AGREEMENT

THIS AMENDED AND RESTATED GUARANTY AGREEMENT (as it may be amended, restated, amended and restated, supplemented or modified from time to time, this “Guaranty”) is dated as of November 9, 2017, by each of the undersigned identified on the signature pages hereto as guarantors (together with any other entity that may become a party hereto as provided herein, each a “Guarantor”, and collectively, the “Guarantors”), in favor of ARES CAPITAL CORPORATION in its capacity as administrative agent (the “Administrative Agent”), each of the other Secured Parties and each of their successors and assigns as permitted pursuant to the Credit Agreement (as defined below) (the Administrative Agent, the other Secured Parties, and their successors and assigns, collectively, the “Beneficiaries”).

PRELIMINARY STATEMENTS

A. Lonestar Prospects, Ltd., a Texas limited partnership doing business as Vista Sand (“Vista Sand”), the lenders party thereto, and the Administrative Agent, entered into that certain Senior Secured Credit Agreement dated as of March 1, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”). In connection with the Existing Credit Agreement, certain of Vista Sand’s subsidiaries executed that certain Guaranty Agreement dated as of March 1, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Guaranty Agreement”) to guarantee the payment of the Indebtedness under the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement).

B. On even date herewith, VPROP Operating, LLC, a Delaware limited liability company (the “Borrower”), assumed the obligations of Vista Sand under the Existing Credit Agreement and executed an Amended and Restated Senior Secured Credit Agreement (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the Administrative Agent, the Persons party thereto as “lenders” (the “Lenders”) and the other parties thereto, pursuant to which the Lenders agreed to amend and restate the terms of the Existing Credit Agreement and make certain extensions of credit to the Borrower for the purposes set forth therein. Capitalized terms used but not defined herein have the respective meanings given to them in the Credit Agreement.

C. The parties hereto desire to amend and restate the Existing Guarantee Agreement on the terms set forth in this Agreement in order to guarantee the Indebtedness under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), as provided herein.

D. The Lenders have required, as a condition to extending credit under the Credit Agreement, that each Guarantor execute and deliver this Guaranty to guarantee the payment of the Indebtedness.

E. Each Guarantor has determined that valuable benefits will be derived by it as a result of the Credit Agreement and the extension of credit made (and to be made) by the Lenders thereunder.

F. Each Guarantor has further determined that the benefits accruing to it from the Credit Agreement exceed such Guarantor’s anticipated liability under this Guaranty.

Accordingly, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, each Guarantor hereby covenants and agrees as follows:

1. Each Guarantor hereby, jointly and severally, absolutely, irrevocably and unconditionally guarantees the prompt, complete and full payment when due, no matter how such shall become due, of the Indebtedness.

2. Each Guarantor covenants that, so long as any Lender has any Commitment under the Credit Agreement or any Indebtedness remains outstanding under the Credit Agreement or any other Loan Document, it will fully comply with the conditions, covenants, and agreements set forth in the Credit Agreement which are applicable to such Guarantor or which restricts such Guarantor from taking, or requires such Guarantor to take, certain actions. Notwithstanding any contrary provision in this Guaranty, each Guarantor’s maximum liability under this Guaranty is limited, to the extent, if any, required so that its liability is not subject to avoidance under applicable Debtor Relief Laws.

3. If any Guarantor is or becomes liable for any Indebtedness owing by any Loan Party to any Beneficiary by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Beneficiaries hereunder shall be cumulative of any and all other rights that Beneficiaries may ever have against Guarantor. The exercise by any Beneficiary of any right or remedy hereunder or under any other instrument, at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

4. All obligations of each Guarantor hereunder, shall be absolute, irrevocable, unconditional and continuing irrespective of, and each Guarantor hereby knowingly waives any defense arising out of:

(a) any extension, renewal, settlement, compromise, waiver or release in respect of any of the Indebtedness, by operation of law or otherwise, or any obligation of any other guarantor of any of the Indebtedness, or any default, failure or delay, willful or otherwise, in the payment or performance of the Indebtedness;

(b) any lack of validity or enforceability relating to or against the Borrower, any other Loan Party or any other guarantor of any of the Indebtedness, for any reason related to the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Indebtedness, or any Governmental Requirements purporting to prohibit the payment by the Borrower, any other Loan Party or any other guarantor of the Indebtedness of the principal of or interest on the Indebtedness;

(c) any modification or amendment of or supplement to the Credit Agreement or any other Loan Document;

(d) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Indebtedness, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Indebtedness, including any increase or decrease in the amount of the Commitments or Loans or the rate of interest thereon;

(e) any release, nonperfection or invalidity of any direct or indirect security for any obligation of any Loan Party under the Credit Agreement or any other Loan Document or any obligations of any other guarantor of any of the Indebtedness, any amendment or waiver of, or consent to departure from, any other guaranty or support document, any exchange, release or non-perfection of any direct or indirect security for any obligation of any Loan Party under the Credit

Agreement or any other Loan Document, for all or any of the Loan Documents or Indebtedness, or any action or failure to act, including choice of remedies, manner of sale or use of proceeds, by the Administrative Agent, any Lender or any other Person with respect to any collateral securing all or any part of the Indebtedness;

(f) any change in the corporate existence, structure or ownership of the Borrower, any other Loan Party or any other guarantor of any of the Indebtedness, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, any other Loan Party or any other guarantor of the Indebtedness, or any of their assets or any resulting release or discharge of any obligation of the Borrower, any other Loan Party or any other guarantor of any of the Indebtedness;

(g) any present or future law, regulation, decree or order of any jurisdiction (whether of right or in fact) or of any Governmental Authority thereof or any other event purporting to reduce, amend, restructure or otherwise affect any term of any Loan Document or Indebtedness;

(h) any other setoff, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Credit Agreement, any other Loan Document, any other agreement or instrument or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, the Borrower or any Guarantor; or

(i) any other act or omission to act or delay of any kind by the Borrower, any other Loan Party, any other guarantor of the Indebtedness, the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Guarantor’s obligations hereunder, including any failure by a Loan Party to execute this Guaranty.

5. In the event of default by the Borrower or any other Loan Party in payment of the Indebtedness, or any part thereof, when such Indebtedness becomes due, either by its terms or as the result of the exercise of any power to accelerate, each Guarantor shall, on demand, and without further notice of dishonor and without any notice having been given to such Guarantor previous to such demand of the acceptance by Beneficiaries of this Guaranty, and without any notice having been given to such Guarantor previous to such demand of the creating or incurring of such Indebtedness, pay the amount due thereon to Beneficiaries at the Administrative Agent’s office as set forth in the Credit Agreement. It shall not be necessary for any Beneficiary, in order to enforce such payment by any Guarantor, first, to institute suit or exhaust its remedies against the Borrower, any other Guarantor or others liable on such Indebtedness, to have the Borrower joined with any Guarantor in any suit brought under this Guaranty or to enforce its rights against any security which shall ever have been given to secure such Indebtedness; provided, however, that in the event any Beneficiary elects to enforce and/or exercise any remedies it may possess with respect to any security for the Indebtedness prior to demanding payment from any Guarantor, such Guarantor shall nevertheless be obligated hereunder for any and all sums still owing to Beneficiaries on the Indebtedness and not repaid or recovered incident to the exercise of such remedies.

6. Notice to any Guarantor of the acceptance of this Guaranty and of the making, renewing or assignment of the Indebtedness and each item thereof, are hereby expressly and knowingly waived by each Guarantor.

7. Each payment on the Indebtedness shall be deemed to have been made by the Borrower unless express written notice is given to the Administrative Agent at the time of such payment that such payment is made by a Guarantor as specified in such notice.

8. If all or any part of the Indebtedness at any time is secured, each Guarantor agrees that the Administrative Agent and/or Lenders may at any time and from time to time, in their discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security or compromise or settle any amount due or owing under the Credit Agreement, or amend or modify in whole or in part the Credit Agreement or any Loan Document executed in connection with same without impairing or diminishing the Indebtedness of each Guarantor hereunder. Each Guarantor further agrees that if any Loan Party executes, in favor of any Beneficiary, any collateral agreement, mortgage or other security instrument, the exercise by such Beneficiary of any right or remedy thereby conferred on such Beneficiary shall be wholly discretionary with such Beneficiary, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligation of each Guarantor hereunder. Each Guarantor further agrees that the Administrative Agent and the other Beneficiaries shall not be liable for their failure to use diligence in the collection of the Indebtedness or in preserving the liability of any person liable for the Indebtedness, and each Guarantor hereby waives presentment for payment and notice of nonpayment, dishonor or protest (including, notice of acceleration), and diligence in bringing suits against any Person liable on the Indebtedness, or any part thereof.

9. Each Guarantor agrees that Beneficiaries, in their discretion, may (i) bring suit against all guarantors (including, without limitation, each Guarantor hereunder) of the Indebtedness jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of such guarantors for such consideration as Beneficiaries may deem proper, and (iii) release one or more of such guarantors from liability hereunder, and that no such action shall impair the rights of Beneficiaries to collect the Indebtedness (or the unpaid balance thereof) from other such guarantors of the Indebtedness, or any of them, not so sued, settled with or released. Each Guarantor agrees, however, that nothing contained in this paragraph, and no action by Beneficiaries permitted under this paragraph, shall in any way affect or impair the rights or obligations of such guarantors among themselves.

10. The representations and warranties in the Credit Agreement, to the extent applicable to such Guarantor, are incorporated herein by reference, the same as if stated verbatim herein as representations and warranties made by each Guarantor, and each Guarantor, jointly and severally, represents and warrants that each of such representations and warranties are true and correct (which representations and warranties shall be deemed to have been renewed at the time of any Incremental Loan under the Credit Agreement) in all material respects, except that (x) to the extent that such representations and warranties are expressly limited to an earlier date, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date and (y) to the extent that any such representation and warranty is qualified by materiality, such representation and warranty (as so qualified) shall continue to be true and correct in all respects. Each Guarantor further represents and warrants to each Beneficiary that (i) such Guarantor is a corporation, limited liability company or limited partnership, as applicable, duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation; (ii) such Guarantor possesses all requisite authority and power to authorize, execute, deliver and comply with the terms of this Guaranty; (iii) this Guaranty has been duly authorized and approved by all necessary action on the part of such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as (a) the enforcement thereof may be limited by applicable Debtor Relief Laws, and (b) the availability of remedies may be limited by equitable principles of general applicability; (iv) the execution, delivery and compliance by such Guarantor with this Guaranty does not violate any agreement, instrument, Governmental Requirement, regulation or order applicable to such Guarantor; (v) no approval or consent of any person or entity, including but not limited to any court or governmental authority, or any filing or registration of any kind is required for the authorization, execution, delivery or compliance by such Guarantor with this Guaranty which has not been obtained; and (vi) such Guarantor has (a) executed and delivered this Guaranty without reliance on the Administrative Agent or any Lender or any information received from the Administrative Agent or any Lender and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and the Borrower, the Borrower’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, the Borrower or the obligations and risks undertaken herein with respect to the Indebtedness; (b) adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower; (c) full and complete access to the Loan Documents and any other documents executed in connection with the Loan Documents; and (d) not relied and will not rely upon any representations or warranties of the Administrative Agent or any Lender not embodied herein or any acts heretofore or hereafter taken by the Administrative Agent or any Lender (including but not limited to any review by the Administrative Agent or any Lender of the affairs of the Borrower).

11. Each Guarantor covenants and agrees that until the Indebtedness is paid and performed in full, except as otherwise provided in the Credit Agreement or unless Lenders give their prior written consent to any deviation therefrom, it will (i) at all times maintain its existence and authority to transact business in any state or jurisdiction where such Guarantor has material assets and operations, (ii) promptly deliver to the Administrative Agent such information respecting its business affairs, assets and liabilities as any Beneficiary may reasonably request, and (iii) duly and punctually observe and perform all covenants applicable to such Guarantor under the Credit Agreement and the other Loan Documents.

12. This Guaranty is for the benefit of the Secured Parties, their successors and assigns, and in the event of an assignment by any Secured Party (or its successors or assigns) of the Indebtedness, or any part thereof, in accordance with Section 12.04(b) of the Credit Agreement, the rights and benefits hereunder, to the extent applicable to the Indebtedness so assigned, may be transferred with such Indebtedness. This Guaranty is binding upon each Guarantor and its successors and assigns except that no Guarantor may assign or otherwise transfer any of its obligations hereunder without the prior written consent of each Secured Party.

13. No modification, consent, amendment or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall be effective unless the same shall be in writing and signed by the Administrative Agent with requisite Lender approval as required under the Credit Agreement, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall, of itself, entitle such Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by the Beneficiaries in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder. All rights and remedies of the Beneficiaries hereunder are cumulative of each other and of every other right or remedy which the Beneficiaries may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

14. No provision herein or in any promissory note, instrument or any other Loan Document executed by the Borrower or any Guarantor evidencing the Indebtedness shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other Loan Document, the provisions of this paragraph shall govern, and neither the Borrower nor any Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the Highest Lawful Rate. The intention of the parties being to conform strictly to any applicable federal or state usury laws now in force, all promissory notes, instruments and other Loan Documents executed by the Borrower or any Guarantor evidencing the Indebtedness shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

15. If any Guarantor should breach or fail to perform any provision of this Guaranty, each Guarantor agrees to pay Beneficiaries all reasonable costs and expenses (including court costs and reasonable attorneys’ fees) incurred by Beneficiaries in the enforcement hereof and the collection of guaranteed amounts.

16. (a) The liability of each Guarantor under this Guaranty shall in no manner be impaired, affected or released by the insolvency, bankruptcy, making of an assignment for the benefit of creditors, arrangement, compensation, composition or readjustment of any Loan Party, or any proceeding affecting the status, existence or assets of any Loan Party or other similar proceedings instituted by or against any Loan Party and affecting the assets of any other Loan Party.

(b) Each Guarantor acknowledges and agrees that any interest on any portion of the Indebtedness which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Indebtedness ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Indebtedness if said proceedings had not been commenced) shall be included in the Indebtedness, and no Loan Party shall be relieved of any portion of such Indebtedness on account of such proceeding. Each Guarantor will, to the extent not prohibited by law from doing so, permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Beneficiaries or the Administrative Agent, or allow the claim of Beneficiaries or the Administrative Agent in respect of, any such interest accruing after the date on which such proceeding is commenced.

(c) In the event that all or any portion of the Indebtedness is paid by any Loan Party, the obligations of each Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from the Administrative Agent or any other Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Indebtedness for all purposes under this Guaranty.

17. Each Guarantor understands and agrees that any amounts of any Guarantor on account with any Secured Party may, if an Event of Default has occurred and is continuing, be offset to satisfy the obligations of such Guarantor hereunder.

18. Each Guarantor hereby subordinates and makes inferior any and all indebtedness now or at any time hereafter owed by any Loan Party to such Guarantor to the Indebtedness evidenced by the Credit Agreement and the other Loan Documents and agrees if an Event of Default shall have occurred and be continuing, not to permit any Loan Party to repay, or to accept payment from any Loan Party of, such indebtedness or any part thereof without the prior written consent of Required Lenders. Each Guarantor further agrees that if the Administrative Agent or any Beneficiary so requests, such indebtedness of the Borrower to such Guarantor shall be collected, enforced and received by such Guarantor as trustee for the Administrative Agent (for the benefit of the Secured Parties) and, while an Event of Default is continuing, shall be paid over to the Administrative Agent (for the benefit of the Secured Parties) on account of the Indebtedness but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

19. Each Guarantor hereby agrees that, to the extent that any Guarantor shall have paid more than its proportionate share (calculated on the basis of the maximum liability of a Guarantor as determined under Paragraph 2, relative to the maximum liability of all Guarantors, as so determined) of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Paragraph 2, Paragraph 18 and Paragraph 20. The provisions of this Paragraph 19 shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties, and each Guarantor shall remain liable to the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

20. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against the Borrower or any Guarantor or any collateral security or guaranty or right of offset held by any Secured Party for the payment of the Indebtedness, nor shall any Guarantor seek or be entitled to seek any indemnity, exoneration, participation, contribution or reimbursement from the Borrower or any Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Secured Parties by the Loan Parties on account of the Indebtedness are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Indebtedness shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent (for the benefit of the Secured Parties), segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent (for the benefit of the Secured Parties) in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Indebtedness whether matured or unmatured.

21. As of the date hereof, the fair saleable value of the Property of each Guarantor is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Guarantor, and each Guarantor is able to pay all of its liabilities as such liabilities mature and each Guarantor does not have unreasonably small capital within the meaning of Section 548, Title 11, United States Code, as amended. In computing the amount of contingent or liquidated liabilities, such liabilities have been computed at the amount which, in light of all the facts and circumstances existing as of the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability.

22. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable in any jurisdiction, such provision shall be fully severable, and for purposes of such jurisdiction only, this Guaranty shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and in all cases the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Guaranty a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible, and be legal, valid and enforceable.

23. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EITHER CASE LOCATED IN NEW YORK COUNTY, NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW

OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE ANY BENEFICIARY FROM OBTAINING JURISDICTION OVER ANY GUARANTOR IN ANY COURT OTHERWISE HAVING JURISDICTION.

(b) EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT, c/o VPROP Operating, LLC, 4413 Carey Street, Fort Worth, Texas 76119, Attention: Martin Robinson, Facsimile No.[###-###-####], SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY BENEFICIARY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR IN ANY OTHER JURISDICTION.

(c) To the extent that any Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and the other Loan Documents.

24. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY EACH GUARANTOR REGARDING THE MATTERS SET FORTH HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE BENEFICIARIES AND ANY GUARANTOR. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE BENEFICIARIES AND ANY GUARANTOR.

25. EACH GUARANTOR, FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN, (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO BENEFICIARY NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY BENEFICIARY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH BENEFICIARY WOULD NOT, IN THE EVENT OF LEGAL ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

26. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

27. Each Guarantor agrees to cause each of its Subsidiaries that is required to become a party to this Guaranty pursuant to Section 8.14(a) of the Credit Agreement to become a Guarantor for all purposes of this Guaranty upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 attached to that certain Security Agreement dated as of the date hereof by and among the Borrower, the Guarantors party thereto and the Administrative Agent, as such Security Agreement may be amended, restated, supplemented or modified from time to time.

28. This Guaranty may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty by facsimile or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart of this Guaranty.

[SIGNATURE PAGE FOLLOWS]

EXECUTED and effective as of the date first above written.

GUARANTORS:

VISTA PROPPANTS AND LOGISTICS, LLC, a
Delaware limited liability company

By:	/s/ Gary Humphreys
	Name:	Gary Humphreys
	Title:	CEO

Address:
4413 Carey Street
Fort Worth, Texas 76119
Attention: Martin Robinson
Facsimile No. [###-###-####]

Signature Page to Guaranty Agreement

LONESTAR PROSPECTS MANAGEMENT,
L.L.C., a Texas limited liability company

By:	VPROP Operating, LLC,
a Delaware limited liability company,
its sole member

By:	Vista Proppants and Logistics, LLC
a Delaware limited liability company,
its sole member

By:	/s/ Gary Humphreys
	Name:	Gary Humphreys
	Title:	Manager

Address:
4413 Carey Street
Fort Worth, Texas 76119
Attention: Martin Robinson
Facsimile No. [###-###-####]

LONESTAR PROSPECTS, LTD.,
a Texas limited partnership

By:	Lonestar Prospects Management, L.L.C.,
a Texas limited liability company,
its general partner

By:	VPROP Operating, LLC,
a Delaware limited liability company,
its sole member

By:	Vista Proppants and Logistics, LLC
a Delaware limited liability company,
its sole member

By:	/s/ Gary Humphreys
	Name:	Gary Humphreys
	Title:	Manager

Address:
4313 Carey Street
Fort Worth, Texas 76119
Attention: Martin Robinson
Facsimile No. [###-###-####]

Signature Page to Guaranty Agreement

DENETZ LOGISTICS, L.L.C., a Texas limited liability company

By:	VPROP Operating, LLC,
a Delaware limited liability company,
its sole member

By:	Vista Proppants and Logistics, LLC
a Delaware limited liability company,
its sole member

By:	/s/ Gary Humphreys
	Name:	Gary Humphreys
	Title:	CEO

Address:
4313 Carey Street
Fort Worth, Texas 76119
Attention: Martin Robinson
Facsimile No. [###-###-####]

MAALT, L.P., a Texas limited partnership

By:	Denetz Logistics, L.L.C.,
a Texas limited liability company
its general partner

By:	VPROP Operating, LLC,
a Delaware limited liability company,
its sole member

By:	Vista Proppants and Logistics, LLC
a Delaware limited liability company,
its sole member

By:	/s/ Gary Humphreys
	Name:	Gary Humphreys
	Title:	Manager

Address:
4313 Carey Street
Fort Worth, Texas 76119
Attention: Martin Robinson
Facsimile No. [###-###-####]

Signature Page to Guaranty Agreement

MAALT SPECIALIZED BULK, LLC, a Texas limited liability company

By:	VPROP Operating, LLC,
a Delaware limited liability company,
its sole member

By:	Vista Proppants and Logistics, LLC
a Delaware limited liability company,
its sole member

By:	/s/ Gary Humphreys
	Name:	Gary Humphreys
	Title:	Manager

Address:
4313 Carey Street
Fort Worth, Texas 76119
Attention: Martin Robinson
Facsimile No. [###-###-####]

Signature Page to Guaranty Agreement